Exhibit 10.7

配偶同意函

Spousal Consent Letter

本人，郝宏宇，中国公民，公民身份号码为[  ]，为刘洁（公民身份号码[  ]）（“本人配偶”）的合法配偶。本人在此无条件并不可撤销地同意本人配偶于2021年4月12日签署下述文件（以下简称“交易文件”），并同意按照下述协议的规定处置本人配偶持有的、并登记在其名下的山东宏力异型钢管有限公司（以下简称“境内公司”）股权。

I,Hao Hongyu , a Chinese citizen (ID number: [  ]), is the legal spouse of Liu Jie (ID number: [  ]) (“My Spouse”). I hereby unconditionally and irrevocably agree My Spouse to sign the following documents (hereinafter referred to as Transaction Documents) on April 12, 2021, and agree the disposal of the equity of Shandong Hongli Special Section Tube Company Limited. (hereinafter referred to as the Domestic Company) held by and registered under the name of My Spouse in accordance with the provisions of the following documents：

1.	山东祥丰重工有限公司（以下简称“外商独资企业”或“WFOE”）与境内公司签署的《独家业务合作和管理协议》

Exclusive Business Cooperation and Management Agreement signed between Shandong Xiangfeng Heavy Industry Company Limited. (hereinafter referred to as Wholly Foreign Owned Enterprise or WFOE) and the Domestic Company;

2.	WFOE与刘元庆、刘洁、孙荣兰及境内公司签署的《股权质押协议》

Equity Interest Pledge Agreement signed by the WFOE, Liu Yuanqing, Liu Jie, Sun Ronglan and the Domestic Company;

3.	宏力香港有限公司与与刘元庆、刘洁、孙荣兰及境内公司签署的《独家购买权合同》

Exclusive Option Agreement signed by Hongli Hong Kong Limited, Liu Yuanqing, Liu Jie, Sun Ronglan and the Domestic Company;

4.	刘元庆、刘洁、孙荣兰为宏力香港有限公司及其指定的子公司出具的《授权委托书》

Power of Attorney signed by Liu Yuanqing, Liu Jie, Sun Ronglan for Hongli Hong Kong Limited and its designated subsidiaries.

本人承诺不就本人配偶持有的境内公司的股权提出任何主张。本人进一步确认，本人配偶履行交易文件以及进一步修改或终止交易文件并不需要本人另行授权或同意。

I hereby undertake not to make any assertions in connection with the equity interests of the Domestic Company which are held by My Spouse. I hereby further confirm that My Spouse can perform the Transaction Documents and further amend or terminate the Transaction Documents absent authorization or consent from me.

本人承诺将签署一切必要的协议，并采取一切必要的行动，以确保（经不时修订的）交易文件得到适当履行。

I undertake to sign all necessary documents and take all necessary actions to ensure the proper performance of the Transaction Documents (as amended from time to time).

本人同意并承诺，如本人由于任何原因获得本人配偶持有的境内公司的任何股权，则本人应受（经不时修订的）交易文件的约束并遵守境内公司股东在（经不时修订的）交易文件项下的义务，且为此目的，一旦外商独资企业提出要求，本人将签署格式和内容基本与（经不时修订的）交易文件相同的一系列书面文件。

I agree and undertake that if I obtain any equity interest held by My Spouse in the Domestic Company for any reason, I shall be bound by (as amended from time to time) the Transaction Documents and comply with the obligations of the shareholders of the Domestic Company under the Transaction Documents as amended from time to time, and for this purpose, I shall sign the series of written documents that have the similar form and content as the Transaction Documents (as amended from time to time) upon the request of the WFOE.

本《配偶同意函》中英文版本具有相同的效力。若中文和英文有不一致，以中文文本为准。

Both Chinese and English version of this Spousal Consent Letter shall have equal validity. In case of any discrepancy between the English and Chinese version, the Chinese version shall prevail.

签署：
By:	/s/ Hao Hongyu
郝宏宇 Hao Hongyu
2021年4月12日
April 12, 2021

配偶同意函

Spousal Consent Letter

本人，孙荣兰，中国公民，公民身份号码为[  ]，为刘元庆（公民身份号码[  ]）（“本人配偶”）的合法配偶。本人在此无条件并不可撤销地同意本人配偶于2021年4月12日签署下述文件（以下简称“交易文件”），并同意按照下述协议的规定处置本人配偶持有的、并登记在其名下的山东宏力异型钢管有限公司（以下简称“境内公司”）股权。

I, Sun Ronglan, a Chinese citizen (ID number: [  ]), is the legal spouse of Liu Yuanqing (ID number: [  ]) (“My Spouse”). I hereby unconditionally and irrevocably agree My Spouse to sign the following documents (hereinafter referred to as Transaction Documents) on April 12, 2021, and agree the disposal of the equity of Shandong Hongli Special Section Tube Company Limited. (hereinafter referred to as the Domestic Company) held by and registered under the name of My Spouse in accordance with the provisions of the following documents：

1.	山东祥丰重工有限公司（以下简称“外商独资企业”或“WFOE”）与境内公司签署的《独家业务合作和管理协议》

Exclusive Business Cooperation and Management Agreement signed between Shandong Xiangfeng Heavy Industry Company Limited. (hereinafter referred to as Wholly Foreign Owned Enterprise or WFOE) and the Domestic Company;

2.	WFOE与刘元庆、刘洁、孙荣兰及境内公司签署的《股权质押协议》

Equity Interest Pledge Agreement signed by the WFOE, Liu Yuanqing, Liu Jie, Sun Ronglan and the Domestic Company;

3.	宏力香港有限公司与与刘元庆、刘洁、孙荣兰及境内公司签署的《独家购买权合同》

Exclusive Option Agreement signed by Hongli Hong Kong Limited, Liu Yuanqing, Liu Jie, Sun Ronglan and the Domestic Company;

4.	刘元庆、刘洁、孙荣兰为宏力香港有限公司及其指定的子公司出具的《授权委托书》

Power of Attorney signed by Liu Yuanqing, Liu Jie, Sun Ronglan for Hongli Hong Kong Limited and its designated subsidiaries.

本人承诺不就本人配偶持有的境内公司的股权提出任何主张。本人进一步确认，本人配偶履行交易文件以及进一步修改或终止交易文件并不需要本人另行授权或同意。

I hereby undertake not to make any assertions in connection with the equity interests of the Domestic Company which are held by My Spouse. I hereby further confirm that My Spouse can perform the Transaction Documents and further amend or terminate the Transaction Documents absent authorization or consent from me.

本人承诺将签署一切必要的协议，并采取一切必要的行动，以确保（经不时修订的）交易文件得到适当履行。

I undertake to sign all necessary documents and take all necessary actions to ensure the proper performance of the Transaction Documents (as amended from time to time).

本人同意并承诺，如本人由于任何原因获得本人配偶持有的境内公司的任何股权，则本人应受（经不时修订的）交易文件的约束并遵守境内公司股东在（经不时修订的）交易文件项下的义务，且为此目的，一旦外商独资企业提出要求，本人将签署格式和内容基本与（经不时修订的）交易文件相同的一系列书面文件。

I agree and undertake that if I obtain any equity interest held by My Spouse in the Domestic Company for any reason, I shall be bound by (as amended from time to time) the Transaction Documents and comply with the obligations of the shareholders of the Domestic Company under the Transaction Documents as amended from time to time, and for this purpose, I shall sign the series of written documents that have the similar form and content as the Transaction Documents (as amended from time to time) upon the request of the WFOE.

本《配偶同意函》中英文版本具有相同的效力。若中文和英文有不一致，以中文文本为准。

Both Chinese and English version of this Spousal Consent Letter shall have equal validity. In case of any discrepancy between the English and Chinese version, the Chinese version shall prevail.

签署：
By:	/s/ Sun Ronglan
孙荣兰 Sun Ronglan
2021年4月12日
April 12, 2021

配偶同意函

Spousal Consent Letter

本人，刘元庆，中国公民，公民身份号码为[  ]，为孙荣兰（公民身份号码[  ]）（“本人配偶”）的合法配偶。本人在此无条件并不可撤销地同意本人配偶于2021年4月12日签署下述文件（以下简称“交易文件”），并同意按照下述协议的规定处置本人配偶持有的、并登记在其名下的山东宏力异型钢管有限公司（以下简称“境内公司”）股权。

I, Liu Yuanqing, a Chinese citizen (ID number: [  ]), is the legal spouse of Sun Ronglan (ID number: [  ]) (“My Spouse”). I hereby unconditionally and irrevocably agree My Spouse to sign the following documents (hereinafter referred to as Transaction Documents) on April 12, 2021, and agree the disposal of the equity of Shandong Hongli Special Section Tube Company Limited. (hereinafter referred to as the Domestic Company) held by and registered under the name of My Spouse in accordance with the provisions of the following documents：

1.	山东祥丰重工有限公司（以下简称“外商独资企业”或“WFOE”）与境内公司签署的《独家业务合作和管理协议》

Exclusive Business Cooperation and Management Agreement signed between Shandong Xiangfeng Heavy Industry Company Limited. (hereinafter referred to as Wholly Foreign Owned Enterprise or WFOE) and the Domestic Company;

2.	WFOE与刘元庆、刘洁、孙荣兰及境内公司签署的《股权质押协议》

Equity Interest Pledge Agreement signed by the WFOE, Liu Yuanqing, Liu Jie, Sun Ronglan and the Domestic Company;

3.	宏力香港有限公司与与刘元庆、刘洁、孙荣兰及境内公司签署的《独家购买权合同》

Exclusive Option Agreement signed by Hongli Hong Kong Limited, Liu Yuanqing, Liu Jie, Sun Ronglan and the Domestic Company;

4.	刘元庆、刘洁、孙荣兰为宏力香港有限公司及其指定的子公司出具的《授权委托书》

Power of Attorney signed by Liu Yuanqing, Liu Jie, Sun Ronglan for Hongli Hong Kong Limited and its designated subsidiaries.

本人承诺不就本人配偶持有的境内公司的股权提出任何主张。本人进一步确认，本人配偶履行交易文件以及进一步修改或终止交易文件并不需要本人另行授权或同意。

I hereby undertake not to make any assertions in connection with the equity interests of the Domestic Company which are held by My Spouse. I hereby further confirm that My Spouse can perform the Transaction Documents and further amend or terminate the Transaction Documents absent authorization or consent from me.

本人承诺将签署一切必要的协议，并采取一切必要的行动，以确保（经不时修订的）交易文件得到适当履行。

I undertake to sign all necessary documents and take all necessary actions to ensure the proper performance of the Transaction Documents (as amended from time to time).

本人同意并承诺，如本人由于任何原因获得本人配偶持有的境内公司的任何股权，则本人应受（经不时修订的）交易文件的约束并遵守境内公司股东在（经不时修订的）交易文件项下的义务，且为此目的，一旦外商独资企业提出要求，本人将签署格式和内容基本与（经不时修订的）交易文件相同的一系列书面文件。

I agree and undertake that if I obtain any equity interest held by My Spouse in the Domestic Company for any reason, I shall be bound by (as amended from time to time) the Transaction Documents and comply with the obligations of the shareholders of the Domestic Company under the Transaction Documents as amended from time to time, and for this purpose, I shall sign the series of written documents that have the similar form and content as the Transaction Documents (as amended from time to time) upon the request of the WFOE.

本《配偶同意函》中英文版本具有相同的效力。若中文和英文有不一致，以中文文本为准。

Both Chinese and English version of this Spousal Consent Letter shall have equal validity. In case of any discrepancy between the English and Chinese version, the Chinese version shall prevail.

签署：
By:	/s/ Liu Yuanqing
刘元庆 Liu Yuanqing
2021年4月12日
April 12, 2021